UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Commerce Drive
Danbury, Connecticut 06810
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 797-9586

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2007.

Item 1.01. Entry Into a Material Definitive Agreement.

On June 27, 2008, Solomon Technologies, Inc. (the “Company”) entered into definitive agreements relating to a private placement (the “Private Placement”) of $1,250,000 in principal amount of Variable Rate Self-Liquidating Senior Secured Convertible Debentures due October 1, 2009 (the “Debentures”) and Series D 0% Convertible Preferred Stock. The Debentures and Series D 0% Convertible Preferred Stock were issued pursuant to a Securities Purchase Agreement dated June 27, 2008 by and among the Company and the purchasers of the Debentures, each of which had previously purchased similar debentures from the Company. The Private Placement generated gross proceeds of $948,611 before placement agent fees but after other expenses associated with the transaction.

The Debentures were issued at an original issue discount of 25% and are convertible at any time at the option of the holder into shares of the Company’s common stock at $35 per share, subject to adjustment for stock splits, stock dividends and the like.

Prior to maturity, the Debentures bear interest per annum at the higher of (i) 8% or (ii) the six-month London Interbank Offered Rate plus 2%, payable quarterly in arrears in cash, or, at the Company’s option, in shares of Company common stock. The Company’s ability to pay interest with shares of Company common stock is subject to specified conditions, including certain minimum trading volumes in the Company’s common stock. All overdue and accrued interest accrues a late fee equal to the lesser of 15% per annum or the maximum rate permitted by applicable law. From and after an event of default under the Debentures and for so long as the event of default is continuing, the Debentures will bear default interest at a rate of the lesser of 15% per annum or the maximum rate permitted by applicable law.

Beginning on January 2, 2009 and on the first day of each month thereafter, the Company will be required to redeem 1/10th of the face value of the Debentures in cash or, at the Company’s election, with shares of Company common stock. The Company’s ability to pay the redemption price in shares of common stock will be subject to specified conditions, including certain minimum trading volumes for the common stock. Any common stock of the Company delivered in satisfaction of a redemption payment will be valued at 80% of the average of the daily volume weighted average price of such shares for the 10 trading days prior to the redemption payment.

At any time after January 1, 2009, the Company may redeem, subject to specified conditions and upon 12 trading days’ written notice, any or all of the outstanding Debentures for a redemption price of cash of 115% of the principal amount plus accrued and unpaid interest on the Debentures to be redeemed.

The Company’s obligations under the Debentures are secured by a security interest in substantially all of its assets pursuant to a prior Security Agreement dated as of January 17, 2007 between it and the purchasers of the Debentures.

As a part of the Private Placement, the Company issued to the purchasers of the Debentures 1,200 shares of its newly created Series D 0% Convertible Preferred Stock (“Preferred Stock”). The Preferred Stock was authorized in accordance with a Certificate of Designation of Preferences, Rights and Limitations of Series D 0% Convertible Preferred Stock filed pursuant to Section 151 of the Delaware General Corporation Law effective June 30, 2008. A total of 2,400 shares of Preferred Stock were so authorized.

Shares of Preferred Stock have not been registered and are restricted under the securities laws, do not pay a dividend, do not vote separately as a class (but do vote on an “as-converted” to common stock basis) and do not have a liquidation preference. Each share of Preferred Stock has a stated value of $1,000 and is convertible into shares of the Company’s common stock at $.05 per share based on stated value with potential conversion price resets based on the average of the daily volume weighted average price of the applicable shares for the 20 consecutive trading days prior to the sixteenth, nineteenth and twenty-fourth month anniversaries of the original issue date. Shares of Preferred Stock are convertible by the holders at any time into shares of the Company’s common stock. On or after January 1, 2009, the Company may force conversion of shares of Preferred Stock into its common stock if the average of the daily volume weighted average price of shares of common stock for any 20 consecutive trading days equals or exceeds $.25 per share, subject to certain other conditions being satisfied with respect to such period.

Separately, the Company issued 300 shares of Preferred Stock to an unaffiliated purchaser that did not also purchase Debentures. The aggregate purchase price for these shares of Preferred Stock was $250,000. These shares of Preferred Stock were otherwise issued on substantially the same terms and conditions as the Preferred Stock issued to the purchasers of Debentures.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

On July 2, 2008, the Company issued 6,203,780 shares of Common Stock to five holders of its Variable Rate Self-Liquidating Senior Secured Convertible Debentures due April 17, 2009 (“Debentures”) to true-up the June 18, 2008 pre-redemption payments previously made to them. 2,123,767 of these shares of Common Stock represent the balance due with respect to one holder’s Debenture.

On July 7, 2008, the Company issued 993,750 restricted shares of Common Stock to the four remaining holders of Debenture as of July 2, 2008 in connection with their exercise of Common Stock Purchase Warrants issued with the Debentures.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 5.03

Item 9.01. Financial Statements and Exhibits.*

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC.
(Registrant)

Dated: July 7, 2008	By:	/s/ Peter W. DeVecchis, Jr.
Peter W. DeVecchis, Jr.
President and Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D 0% Convertible Preferred Stock
10.1	Form of Securities Purchase Agreement dated as of June 27, 2008 by and among Solomon Technologies, Inc. and each purchaser identified on the signature pages thereto
10.2	Form of Variable Rate Self-Liquidating Senior Secured Convertible Debentures
10.3	Form of Securities Purchase Agreement dated as of June 30, 2008 by and among Solomon Technologies, Inc. and each purchaser identified on the signature pages thereto
10.4	Form of Legal Opinion